UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 15, 2020

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 270-8306

Copies to:

Sichenzia Ross Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2020, Bullfrog Gold Corp. (the “Company”) held its annual meeting of stockholders. At the annual meeting, (i) David Beling, Alan Lindsay, and Kjeld Thygesen were each elected as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified, (ii) stockholders ratified the board of directors’ appointment of Davidson & Company LLP as the Company’s independent registered public accounting firm for 2020, (iii) stockholders approved, on an advisory basis, the compensation disclosed in the Company’s proxy statement of the Company’s named executive officers, and (iv) stockholders recommended, on an advisory basis, that the Company hold an advisory vote on executive compensation every three years. The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes

David Beling	80,637,464	101,100	47,794,917

Alan Lindsay	80,616,264	122,300	47,794,917

Kjeld Thygesen	80,673,104	65,460	47,794,917

2. Ratification of appointment of Davidson & Company LLP as the Company’s independent registered public accounting firm for 2020:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

90,809,955	82,558	119,491	37,521,877

3. Approval, on an advisory basis, of the compensation disclosed in the Company’s proxy statement of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

80,367,353	221,464	149,754	47,794,910

4. Frequency of advisory votes on executive compensation:

1 year	2 years	3 years	Votes Abstained	Broker Non-Votes

37,721,925	172,307	42,730,492	113,850	47,794,907

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLFROG GOLD CORP.

Date: May 20, 2020	By:	/s/ David Beling
Name: David Beling
Title: President and Chief Executive Officer